Exhibit 10.1


                      FOURTH AMENDMENT TO CREDIT AGREEMENT

         THIS FOURTH AMENDMENT TO CREDIT AGREEMENT ("Fourth Amendment") is made and entered into as of December 10, 1999, by and among HIGHWOODS PROPERTIES, INC., a Maryland corporation ("Highwoods Properties"), HIGHWOODS FINANCE, LLC, a Delaware limited liability company ("Highwoods Finance"), HIGHWOODS REALTY LIMITED PARTNERSHIP, a North Carolina limited partnership ("Highwoods Realty"), HIGHWOODS SERVICES, INC., a North Carolina corporation ("Highwoods Services"), HIGHWOODS/TENNESSEE HOLDINGS, L.P. a Tennessee limited partnership ("Highwoods Tennessee"), each of the Guarantors set forth on the signature page hereto (collectively, the "Guarantors") and each of the lenders set forth on the signature page hereto (collectively, the "Lenders").

                              W I T N E S S E T H:

         WHEREAS, Highwoods Properties and the Lenders are parties to a certain Credit Agreement dated as of July 3, 1998, as amended by (i) a First Amendment to Credit Agreement dated as of December 23, 1998, (ii) a Second Amendment to Credit Agreement dated as of December 31, 1998, (iii) a Third Amendment to Credit Agreement dated as of November 15, 1999 and (iv) any Joinder Agreements executed through the date hereof (collectively, the "Credit Agreement") by and among Highwoods Properties, Highwoods Realty, Highwoods Services, Highwoods Finance and Highwoods/Tennessee Holdings, L.P. (Highwoods Properties, Highwoods Realty, Highwoods Services, Highwoods Finance and Highwoods/Tennessee Holdings, L.P. are hereinafter referred to individually as a "Borrower" and collectively as the "Borrowers"), certain Subsidiaries of the Borrowers, the Lenders party thereto, Bank of America, N.A., as successor in interest to NationsBank, N.A., as Administrative Agent for the Lenders (the "Administrative Agent"), First Union National Bank, as Syndication Agent for the Lenders, Wells Fargo Bank, National Association, as Documentation Agent for the Lenders and the institutions identified therein as Managing Agents. Defined terms used herein without definition shall have the meaning ascribed to such terms in the Credit Agreement;

         WHEREAS, the Borrowers have requested, and the Lenders have agreed, to amend certain provisions of the Credit Agreement;

         WHEREAS, the parties wish to enter into this Fourth Amendment to reflect such amendments;

         NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

         SECTION 1.        Amendment to Credit Agreement and Credit Documents.

         1.1 The following definitions in Section 1.1 of the Credit Agreement are amended and modified, or added, to read as follows:

                           "Adjusted Investment Value" means, as of any date,
                  (a) with respect to the ratio specified in clause (ix) of the definition of "Permitted Investments", the sum of (i) the total assets as of such date, as determined in accordance with GAAP, of Non-Wholly Owned Subsidiaries which are Credit Parties, less (ii) that portion thereof attributable to the owners thereof other than Highwoods Properties, Highwoods Realty or any Wholly Owned Subsidiary, and (b) with respect to the ratio specified in clause (x) of the definition of "Permitted Investments", the sum of (i) investments in unconsolidated subsidiaries as shown on the balance sheet of the Consolidated Parties as of such date of determination, plus (ii) (A) the total assets as of such date, as determined in accordance with GAAP, of Non-Wholly Owned Subsidiaries which are not Credit Parties, less (B) that portion thereof attributable to the owners thereof other than Highwoods Properties, Highwoods Realty or any Wholly Owned Subsidiary, plus (iii) the aggregate outstanding principal balance of all loans made by a Consolidated Party to a Person which is not a Credit Party to the extent such loans are not included in (i) or (ii) of this subsection (b), plus (iv) the aggregate outstanding principal balance of all loans made by a third party to a Person which is not a Credit Party if such loans are guaranteed by a Consolidated Party to the extent such guaranteed loans are not included in (i), (ii) or (iii) of this subsection (b).

                           "Net Asset Sales Proceeds" means, with respect to any
                  Asset Disposition (other than an Asset Disposition qualifying as a like kind exchange under Section 1031 of the Code), the aggregate proceeds received by any Consolidated Party in cash or Cash Equivalents (including payments in respect of deferred payment obligations when received in the form of cash or Cash Equivalents and including any proceeds which are used by the applicable Consolidated Party to retire in whole or in part any Indebtedness encumbering the Property sold) plus the aggregate principal amount of any Indebtedness encumbering the Property sold assumed by the purchaser of such Property, net of (i) direct costs (including, without limitation, legal, accounting and investment banking fees, sales commissions, transfer and recording charges and taxes and other closing costs customarily allocated to sellers), and (ii) taxes paid or payable by the Consolidated Parties as a result thereof after taking into account any reduction in consolidated tax liability due to available tax credits, deductions or losses, any tax sharing arrangements and any distributions to shareholders or partners otherwise allowed pursuant to the terms hereof; it being understood that "Net Asset Sales Proceeds" shall include, without limitation and without duplication, any cash or Cash Equivalents received upon the sale or other disposition of any non-cash consideration received by any such Consolidated Party in any Asset Disposition.

                           "Quarterly Stock Repurchase/Joinder Statement" means
                  a certificate, prepared on a quarterly basis by the Principal Borrower, setting forth (a) the classes, number and value of any shares or other evidences of Capital Stock of the Principal Borrower purchased, redeemed, retired or otherwise acquired for value by the Principal Borrower during the immediately preceding fiscal quarter, and the total amount paid for such Capital Stock, (b) detailed calculations for (i) gross asset sales proceeds and Net Asset Sales Proceeds from
                  (A) Asset Dispositions not involving Speculative Land and (B) Asset Dispositions of Speculative Land, in each case for the immediately preceding fiscal quarter, and (ii) the amounts available, based on the calculations done in connection with clause (i), for the purchase, redemption, retirement or acquisition of Capital Stock of the Principal Borrower for such quarter pursuant to Section 7.11(k) hereof, (iii) a list of assets sold during the preceding quarter to the extent that the proceeds from the sale of such assets are used in the calculations made in clause (ii) hereof, (iv) a projection of expected Asset Dispositions for the four fiscal quarters following the quarter referenced in clauses (i) through (iii) on a quarter by quarter basis, and (v) a list of all Subsidiaries acquired or created during the immediately preceding fiscal quarter, together with a schedule of the assets owned by each such Subsidiary.

                           "Restricted Payment" means (i) any dividend or other
                  distribution, direct or indirect, on account of any shares of any class of Capital Stock of any Consolidated Party, now or hereafter outstanding, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of Capital Stock of any Consolidated Party, now or hereafter outstanding and (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Capital Stock of any Consolidated Party, now or hereafter outstanding; provided, however, that none of the following shall be deemed to be a Restricted Payment:

                                    (A) any distribution by Highwoods Properties
                           to the holders of its Capital Stock consisting of shares of Capital Stock or rights to acquire its Capital Stock;

                                    (B) the redemption by Highwoods Realty of
                           the Capital Stock of Highwoods Realty upon the demand of a holder thereof as required by the Higwoods Realty Limited Partnership Agreement;

                                    (C) the purchase by Highwoods Realty or
                           Highwoods Properties of the Capital Stock of either of them in connection with the net or "cashless exercise" of warrants or options;

                                    (D) any distribution by a Consolidated Party
                           to a Wholly Owned Subsidiary other than a Non-Guarantor Subsidiary;

                                    (E) (1) the payment of dividends by
                           Highwoods Properties to the extent necessary to retain its status as a REIT or to meet the distribution requirements of Section 857 of the Code and (2) in addition to any amounts distributed pursuant to subclause (1) above, an aggregate amount not to exceed $5,000,000 during the term of this Credit Agreement,

                                    (F) any distribution by a Subsidiary of
                           Highwoods Realty to its parent or to Highwoods
                           Realty;

                                    (G) (1) distributions by Highwoods Realty to
                           Highwoods Properties to the extent necessary to allow Highwoods Properties to maintain its status as a REIT or to meet the distribution requirements of Section 857 of the Code and (2) in addition to any amounts distributed pursuant to subclause (1) above, an aggregate amount not to exceed $5,000,000 during the term of this Credit Agreement.

         1.2      Clause (x) of the definition of "Permitted Investments" in
Section 1.1 of the Credit Agreement is amended to read as follows:

                           (x) Investments in any Person that is not a
                  Consolidated Party provided that the aggregate Adjusted Investment Value of all such Investments in all such Persons does not exceed 10% of Adjusted Total Assets in the aggregate at any one time outstanding.

         1.3 Section 2.1(a) of the Credit Agreement is hereby deleted in its entirety and amended to read as follows:

                           (a) Revolving Commitment. Subject to the terms and
                  conditions hereof and in reliance upon the representations and warranties set forth herein, each Lender severally agrees to make available to the Borrowers such Lender's Commitment Percentage of revolving credit loans requested by the Borrowers in Dollars ("Revolving Loans") from time to time from the Closing Date until the Maturity Date, or such earlier date as the Revolving Commitments shall have been terminated as provided herein for the purposes hereinafter set forth; provided, however, that the sum of the aggregate principal amount of outstanding

                  Revolving Loans shall not exceed FOUR HUNDRED FIFTY MILLION DOLLARS ($450,000,000) (as such aggregate maximum amount may be reduced from time to time as provided in Section 3.4, the "Revolving Committed Amount"); provided, further, (i) with regard to each Lender individually, such Lender's outstanding Revolving Loans shall not exceed such Lender's Commitment Percentage of the Revolving Committed Amount, and (ii) with regard to the Lenders collectively, the aggregate principal amount of outstanding Revolving Loans plus the aggregate principal amount of outstanding Competitive Loans plus the aggregate principal amount of outstanding Swingline Loans plus LOC Obligations outstanding shall not exceed the Revolving Committed Amount. Revolving Loans may consist of Base Rate Loans or Eurodollar Loans, or a combination thereof, as the Borrowers may request, and may be repaid and reborrowed in accordance with the provisions hereof; provided, however, that no more than ten (10) Eurodollar Loans shall be outstanding hereunder at any time. For purposes hereof, Eurodollar Loans with different Interest Periods shall be considered as separate Eurodollar Loans, even if they begin on the same date, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new Eurodollar Loan with a single Interest Period. Revolving Loans hereunder may be repaid and reborrowed in accordance with the provisions hereof.

         1.4 Section 2.2(a) is hereby deleted in its entirety and amended to read as follows:

                           (a) Competitive Loans. So long as Highwoods Realty
                  maintains an unsecured long term debt rating of at least BBB-from S&P and Baa3 from Moody's, subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, one or more of the Borrowers may, from time to time from January 1, 2000 until the Maturity Date, request and each Lender may, in its sole discretion, agree to make, Competitive Loans in Dollars to one or more of the Borrowers; provided, however, that (i) the aggregate principal amount of outstanding Competitive Loans shall not at any time exceed the lesser of (a) TWO HUNDRED TWENTY-FIVE MILLION DOLLARS ($225,000,000) and (b) fifty percent (50%) of the Revolving Committed Amount (the "Competitive Loan Maximum Amount"), and (ii) the sum of the aggregate principal amount of outstanding Revolving Loans plus the aggregate principal amount of outstanding Competitive Loans plus the aggregate principal amount of outstanding Swingline Loans plus LOC Obligations outstanding shall not at any time exceed the Revolving Committed Amount. Each Competitive Loan shall be not less than $10,000,000 in the aggregate and integral multiples of $1,000,000 in excess thereof (or the remaining portion of the Competitive Loan Maximum Amount, if less).

         1.5 Schedule 2.1(a) of the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 2.1(a) (Fourth Amendment) attached hereto.

         1.6 Schedule 6.13 of the Credit Agreement is deleted in its entirety and replaced with

Schedule 6.13 (Fourth Amendment) attached hereto.

         1.7 Section 7.11(k) of the Credit Agreement is deleted in its entirety and replaced with the following:

                           (k) Restricted Payments. The Credit Parties will not
                  permit any Consolidated Party to, directly or indirectly, declare, order, make or set apart any sum for or pay any Restricted Payment, except that (i) the Credit Parties may make distributions, in the aggregate, in an amount not to exceed one hundred percent (100%) of Cash Available for Distribution, and (ii) on and after December 10, 1999, the Principal Borrower may purchase, redeem, retire or otherwise acquire for value any shares of any class of Capital Stock of the Principal Borrower, provided, however, that the amount of all such purchases, redemptions, retirements or payments shall not exceed in the aggregate the lesser of:

                           I. the sum of (x) 75% of Net Asset Sales Proceeds derived from sales of Speculative Land on and after December 10, 1999, plus
                                    (y) 30% of Net Asset Sales Proceeds derived from sales of Properties of the Consolidated Parties not considered to be Speculative Land on and after December 10, 1999, and

                           II.      $225,000,000.

                           Notwithstanding anything herein to the contrary, the cumulative sum of the products resulting from the forumulas in (x) and (y) of clause I above shall not exceed the sum of (i) the aggregate amount of Net Asset Sales Proceeds received as a result of Asset Dispositions minus (ii) any proceeds which are used by the applicable Consolidated Parties to retire in whole or in part any Indebtedness encumbering the Properties sold minus (iii) the aggregate principal amount of any Indebtedness encumbering the Properties sold assumed by the purchasers of such Properties.

         1.8      The following Section 7.1(l) is hereby added to the Credit
Agreement:

                           (l) Quarterly Stock Repurchase/Joinder Statements. As
                  soon as available, and in any event, within forty-five (45) days after the end of each fiscal quarter, a Quarterly Stock Repurchase/Joinder Statement. Attached to such Quarterly Stock Repurchase/Joinder Statement shall be (i) a certification from a Responsible Officer confirming that, as of the date of the Quarterly Stock Repurchase/Joinder Statement, there exist no Subsidiaries that should be, but have not yet been, joined as Credit Parties and (ii) copies of all Joinder Agreements executed during the immediately preceding fiscal quarter.

         1.9 Section 7.11(g) of the Credit Agreement is hereby deleted in its entirety and amended to read as follows:

                           (g) Tangible Net Worth. At all times the Tangible Net
                  Worth shall be greater than or equal to the sum of (i) $1,779,000,000, plus (ii) an amount equal to 85% of the Net Cash Proceeds of any Equity Issuance received by the

                  Consolidated Parties subsequent to the Closing Date calculated on a cumulative basis as of the end of each fiscal quarter of the Consolidated Parties, commencing with the fiscal quarter ending June 30, 1998, less (iii) an amount equal to 85% of the aggregate Dollar amount paid by the Principal Borrower for the purchase, redemption, retirement or acquisition of Capital Stock of the Principal Borrower pursuant to Section 7.11(k) hereof as set forth in the Quarterly Compliance Certificates delivered to the Agent pursuant to Section 7.1(l).

         1.10 Section 7.12 of the Credit Agreement is hereby deleted in its entirety and amended to read as follows:

                           7.12     ADDITIONAL CREDIT PARTIES.

                           If any Person becomes a Subsidiary of any Credit
                  Party or upon the formation of any Preferred Stock Subsidiary or if at any time any Non-Guarantor Subsidiary (other than the Nichols Entities) could become a Credit Party without violating the terms of any material contract, agreement or document to which it is a party, the Principal Borrower shall
                  (a) if such Person is a Domestic Subsidiary of a Credit Party or a Preferred Stock Subsidiary, cause such Person to execute a Joinder Agreement in substantially the same form as Exhibit
                  7.12 on or before the deadline for delivery of the next Quarterly Stock Repurchase/Joinder Statement, (b) provide the Administrative Agent with notice thereof on a quarterly basis by delivering a Quarterly Stock Repurchase/Joinder Statement and other documentation as required in Section 7.1(l), and (c) cause such Person to deliver such other documentation as the Administrative Agent may reasonably request in connection with the foregoing, including, without limitation, certified resolutions and other organizational and authorizing documents of such Person, favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above), all in form, content and scope reasonably satisfactory to the Administrative Agent. If a Non-Guarantor Subsidiary executes and delivers a Joinder Agreement it shall no longer be deemed a Non-Guarantor Subsidiary under this Credit Agreement.

         1.11 Section 8.17 of the Credit Agreement is hereby deleted in its entirety and amended to read as follows:

                           8.17     ASSET DISPOSITIONS.

                           The Credit Parties will not permit any Consolidated
                  Party to make any Asset Disposition in which the value of the assets sold or otherwise disposed pursuant to such Asset Disposition exceeds $30,000,000 unless the Principal Borrower shall have delivered to the Administrative Agent at least two
                  (2) Business Days prior to such Asset Disposition a Pro Forma Compliance Certificate demonstrating that, upon giving effect to such Asset Disposition, on a pro forma basis the Credit Parties shall be in compliance with all of the covenants contained in Section 7.11.

         SECTION 2. No Other Amendment or Waiver; No Novation. Except for the amendments expressly set forth above, the Credit Agreement shall remain unchanged and in full force and effect, and nothing herein shall be deemed to constitute a novation on the part of the Lenders.

         SECTION 3. References to and Effect on the Credit Agreement. Each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, shall mean and be a reference to the Credit Agreement, including the Exhibits attached thereto, as amended by this Fourth Amendment and each reference to the Credit Agreement in any other document, instrument or agreement executed or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement, including the Exhibits attached thereto, as amended by this Fourth Amendment.

         SECTION 4. Ratification of Agreement. Except as expressly amended herein, all terms, covenants and conditions of the Credit Agreement and all other Credit Documents shall remain in full force and effect. The parties hereto do expressly ratify and confirm the Credit Agreement as amended herein.

         SECTION 5. No Waiver, Etc. Except as set forth in Section 2 hereof, the parties hereto hereby agree that nothing herein shall constitute a waiver by the Lenders of any Default or Event of Default, whether known or unknown, which may exist under the Credit Agreement.

         SECTION 6. Binding Nature. This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, successors, successors-in-titles, and assigns.

         SECTION 7. Governing Law. This Fourth Amendment shall be governed by, and construed in accordance with, the laws of the State of North Carolina.

         SECTION 8. Entire Understanding. This Fourth Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

         SECTION 9. Counterparts. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts and may be delivered by telecopier. Each counterpart so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

                       [Signatures Set Forth on Next Page]

         IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment through their authorized officers as of the date first above written.

BORROWERS:
                           HIGHWOODS PROPERTIES, INC.,
                           a Maryland corporation

                           By:    /s/ Ronald P. Gibson
                                  ----------------------------------------
                           Name:  Ronald P. Gibson
                                  ----------------------------------------
                           Title: President & CEO
                                  ----------------------------------------

                           HIGHWOODS FINANCE, LLC,
                           a Delaware limited liability company

                           By:      Highwoods Properties, Inc.,
                                    its sole member

                                    By:   /s/ Ronald P. Gibson
                                          --------------------------------
                                    Name: Ronald P. Gibson
                                          --------------------------------
                                    Title: President & CEO
                                          --------------------------------


                           HIGHWOODS REALTY LIMITED PARTNERSHIP,
                           a North Carolina limited partnership

                           By:      Highwoods Properties, Inc.,
                                    its sole general partner

                                    By:   /s/ Ronald P. Gibson
                                          --------------------------------
                                    Name: Ronald P. Gibson
                                          --------------------------------
                                    Title: President & CEO
                                          --------------------------------

                           HIGHWOODS SERVICES, INC.,
                           a North Carolina corporation

                           By:    /s/ Ronald P. Gibson
                                  ----------------------------------------
                           Name:  Ronald P. Gibson
                                  ----------------------------------------
                           Title: President & CEO
                                  ----------------------------------------

                           HIGHWOODS/TENNESSEE HOLDINGS, L.P.,
                           a Tennessee limited partnership

                           By: Highwoods/Tennessee Properties, Inc., its sole general partner

                           By:    /s/ Ronald P. Gibson
                                  ----------------------------------------
                           Name:  Ronald P. Gibson
                                  ----------------------------------------
                           Title: President & CEO
                                  ----------------------------------------

         GUARANTORS:

                           HIGHWOODS/FLORIDA HOLDINGS, L.P.,
                           a Delaware limited partnership

                           By:      Highwoods/Florida GP Corp.,
                                    its sole general partner

                                    By:   /s/ Ronald P. Gibson
                                          --------------------------------
                                    Name: Ronald P. Gibson
                                          --------------------------------
                                    Title: President & CEO
                                          --------------------------------

                           SHOCKOE PLAZA INVESTORS, L.C.,
                           a Virginia limited liability company

                            By: Highwoods Realty Limited Partnership, its sole manager

                                    By:     Highwoods Properties, Inc.,
                                            its sole general partner

                                    By:   /s/ Ronald P. Gibson
                                          --------------------------------
                                    Name: Ronald P. Gibson
                                          --------------------------------
                                    Title: President & CEO
                                          --------------------------------

                           RC ONE LLC,
                           a Maryland limited liability company

                           By:      Highwoods Properties, Inc.,
                                    its sole manager

                                    By:   /s/ Ronald P. Gibson
                                          --------------------------------
                                    Name: Ronald P. Gibson
                                          --------------------------------
                                    Title: President & CEO
                                          --------------------------------

                           PINELLAS BAY VISTA PARTNERS, LTD.,
                           a Florida limited partnership

                           By:      Highwoods/Florida Holdings, L.P.,
                                    its sole general partner

                                    By:     Highwoods/Florida GP Corp.,
                                            its sole general partner

                                    By:   /s/ Ronald P. Gibson
                                          --------------------------------
                                    Name: Ronald P. Gibson
                                          --------------------------------
                                    Title: President & CEO
                                          --------------------------------

                           PINELLAS NORTHSIDE PARTNERS, LTD.,
                           a Florida limited partnership

                           By:      Highwoods/Florida Holdings, L.P.,
                                    its sole general partner

                                    By:     Highwoods/Florida GP Corp.,
                                            its sole general partner

                                    By:   /s/ Ronald P. Gibson
                                          --------------------------------
                                    Name: Ronald P. Gibson
                                          --------------------------------
                                    Title: President & CEO
                                          --------------------------------

                           PINELLAS PINEBROOK PARTNERS, LTD.,
                           a Florida limited partnership

                           By:      Highwoods/Florida Holdings, L.P.,
                                    its sole general partner

                                    By:     Highwoods/Florida GP Corp.,
                                            its sole general partner

                                    By:   /s/ Ronald P. Gibson
                                          --------------------------------
                                    Name: Ronald P. Gibson
                                          --------------------------------
                                    Title: President & CEO
                                          --------------------------------

                           INTERSTATE BUSINESS PARK, LTD.,
                           a Florida limited partnership

                           By:      Highwoods/Florida Holdings, L.P.,
                                    its sole general partner

                                    By:     Highwoods/Florida GP Corp.,
                                            its sole general partner

                                    By:   /s/ Ronald P. Gibson
                                          --------------------------------
                                    Name: Ronald P. Gibson
                                          --------------------------------
                                    Title: President & CEO
                                          --------------------------------

                           DOWNTOWN CLEARWATER TOWER, LTD.,
                           a Florida limited partnership

                           By:      Highwoods/Florida Holdings, L.P.,
                                    its sole general partner

                                    By:     Highwoods/Florida GP Corp.,
                                            its sole general partner

                                    By:   /s/ Ronald P. Gibson
                                          --------------------------------
                                    Name: Ronald P. Gibson
                                          --------------------------------
                                    Title: President & CEO
                                          --------------------------------

                           BDBP, LTD.,
                           a Florida limited partnership

                           By:      Highwoods/Florida Holdings, L.P.,
                                    its sole general partner

                                    By:     Highwoods/Florida GP Corp.,
                                            its sole general partner

                                    By:   /s/ Ronald P. Gibson
                                          --------------------------------
                                    Name: Ronald P. Gibson
                                          --------------------------------
                                    Title: President & CEO
                                          --------------------------------

                           CROSS BAYOU, LTD.,
                           a Florida limited partnership

                           By:      Highwoods/Florida Holdings, L.P.,
                                    its sole general partner

                                    By:     Highwoods/Florida GP Corp.,
                                            its sole general partner

                                    By:   /s/ Ronald P. Gibson
                                          --------------------------------
                                    Name: Ronald P. Gibson
                                          --------------------------------
                                    Title: President & CEO
                                          --------------------------------

                           SISBROS, LTD.,
                           a Florida limited partnership

                           By:      Highwoods/Florida Holdings, L.P.,
                                    its sole general partner

                                    By:     Highwoods/Florida GP Corp.,
                                            its sole general partner

                                            By:   /s/ Ronald P. Gibson
                                                  ------------------------------
                                            Name: Ronald P. Gibson
                                                  ------------------------------
                                            Title: President & CEO
                                                   -----------------------------

                           HPI TITLE AGENCY, LLC,
                           a North Carolina limited liability company

                           By:      Highwoods Services, Inc.,
                                    its sole manager

                                    By:   /s/ Ronald P. Gibson
                                          --------------------------------
                                    Name: Ronald P. Gibson
                                          --------------------------------
                                    Title: President & CEO
                                          --------------------------------

                           HIGHWOODS WELLNESS CENTER, LLC,
                           A North Carolina limited liability company

                           By:      Highwoods Services, Inc.,
                                    its sole manager

                                    By:   /s/ Ronald P. Gibson
                                          --------------------------------
                                    Name: Ronald P. Gibson
                                          --------------------------------
                                    Title: President & CEO
                                          --------------------------------

                           MARLEY CONTINENTAL HOMES OF KANSAS,
                           a Kansas general partnership

                           By:      Highwoods Properties, Inc.,
                                    its managing general partner

                                    By:   /s/ Ronald P. Gibson
                                          --------------------------------
                                    Name: Ronald P. Gibson
                                          --------------------------------
                                    Title: President & CEO
                                          --------------------------------

                           HIGHWOODS/INTERLACHEN HOLDINGS, L.P.,
                           a Delaware limited partnership

                           By:      Highwoods/Florida Holdings, L.P.,
                                    its sole general partner

                                    By:     Highwoods/Florida GP Corp.,
                                            its sole general partner

                                            By:   /s/ Ronald P. Gibson
                                                  ------------------------------
                                            Name: Ronald P. Gibson
                                                  ------------------------------
                                            Title: President & CEO
                                                   -----------------------------

                           HIGHWOODS/FLORIDA GP CORP.,
                           a Delaware corporation

                           By:    /s/ Ronald P. Gibson
                                  ----------------------------------------
                           Name:  Ronald P. Gibson
                                  ----------------------------------------
                           Title: President & CEO
                                  ----------------------------------------

                           HIGHWOODS/TENNESSEE PROPERTIES, INC.,
                           a Tennessee corporation

                           By:    /s/ Ronald P. Gibson
                                  ----------------------------------------
                           Name:  Ronald P. Gibson
                                  ----------------------------------------
                           Title: President & CEO
                                  ----------------------------------------

                           PIKESVILLE SPORTSMAN'S CLUB, INC.,
                           a Maryland corporation

                           By:    /s/ Ronald P. Gibson
                                  ----------------------------------------
                           Name:  Ronald P. Gibson
                                  ----------------------------------------
                           Title: President & CEO
                                  ----------------------------------------

                           SOUTHEAST REALTY OPTIONS CORP.,
                           a Delaware corporation

                           By:    /s/ Ronald P. Gibson
                                  ----------------------------------------
                           Name:  Ronald P. Gibson
                                  ----------------------------------------
                           Title: President & CEO
                                  ----------------------------------------

                           ATRIUM ACQUISITION CORP.,
                           a Maryland corporation

                           By:    /s/ Ronald P. Gibson
                                  ----------------------------------------
                           Name:  Ronald P. Gibson
                                  ----------------------------------------
                           Title: President & CEO
                                  ----------------------------------------

                           ALAMEDA TOWERS DEVELOPMENT COMPANY,
                           a Missouri corporation

                           By:    /s/ Ronald P. Gibson
                                  ----------------------------------------
                           Name:  Ronald P. Gibson
                                  ----------------------------------------
                           Title: President & CEO
                                  ----------------------------------------

                           BOARD OF TRADE REDEVELOPMENT CORPORATION, a Missouri corporation

                           By:    /s/ Ronald P. Gibson
                                  ----------------------------------------
                           Name:  Ronald P. Gibson
                                  ----------------------------------------
                           Title: President & CEO
                                  ----------------------------------------

                           CHALLENGER, INC.,
                           a Kansas corporation

                           By:    /s/ Ronald P. Gibson
                                  ----------------------------------------
                           Name:  Ronald P. Gibson
                                  ----------------------------------------
                           Title: President & CEO
                                  ----------------------------------------

                           GUARDIAN MANAGEMENT, INC.,
                           a Kansas corporation

                           By:    /s/ Ronald P. Gibson
                                  ----------------------------------------
                           Name:  Ronald P. Gibson
                                  ----------------------------------------
                           Title: President & CEO
                                  ----------------------------------------

                           NICHOLS PLAZA WEST, INC.,
                           a Missouri corporation

                           By:    /s/ Ronald P. Gibson
                                  ----------------------------------------
                           Name:  Ronald P. Gibson
                                  ----------------------------------------
                           Title: President & CEO
                                  ----------------------------------------

                           OZARK MOUNTAIN VILLAGE, INC.,
                           a Missouri corporation

                           By:    /s/ Ronald P. Gibson
                                  ----------------------------------------
                           Name:  Ronald P. Gibson
                                  ----------------------------------------
                           Title: President & CEO
                                  ----------------------------------------

                           PLAZA LAND COMPANY,
                           a Florida company

                           By:    /s/ Ronald P. Gibson
                                  ----------------------------------------
                           Name:  Ronald P. Gibson
                                  ----------------------------------------
                           Title: President & CEO
                                  ----------------------------------------

                           SOMEDAY, INC.,
                           a Kansas corporation

                           By:    /s/ Ronald P. Gibson
                                  ----------------------------------------
                           Name:  Ronald P. Gibson
                                  ----------------------------------------
                           Title: President & CEO
                                  ----------------------------------------

                           KC CONDOR, INC.,
                           a Missouri corporation

                           By:    /s/ Ronald P. Gibson
                                  ----------------------------------------
                           Name:  Ronald P. Gibson
                                  ----------------------------------------
                           Title: President & CEO
                                  ----------------------------------------

                           THE J.C. NICHOLS REALTY COMPANY,
                           a Missouri company

                           By:    /s/ Ronald P. Gibson
                                  ----------------------------------------
                           Name:  Ronald P. Gibson
                                  ----------------------------------------
                           Title: President & CEO
                                  ----------------------------------------

                           1ST GEARY CORP.,
                           a California corporation

                           By:    /s/ Ronald P. Gibson
                                  ----------------------------------------
                           Name:  Ronald P. Gibson
                                  ----------------------------------------
                           Title: President & CEO
                                  ----------------------------------------

                           1707 ORLANDO CENTRAL, LLC,
                           a Delaware limited liability company

                           By:      HIGHWOODS/FLORIDA HOLDINGS, L.P.,
                                    its sole manager

                                    By:     HIGHWOODS/FLORIDA GP CORP.,
                                            its sole general partner

                                            By:    /s/ Ronald P. Gibson
                                                   -----------------------
                                            Name:  Ronald P. Gibson
                                                   -----------------------
                                           Title: President & CEO
                                                  ------------------------

                           581 HIGHWOODS, L.P.,
                           a Delaware limited partnership

                           By:      HIGHWOODS/FLORIDA HOLDINGS, L.P.,
                                    its sole general partner

                                    By:     HIGHWOODS/FLORIDA GP CORP.,
                                            its sole general partner

                                            By:    /s/ Ronald P. Gibson
                                                   -----------------------
                                            Name:  Ronald P. Gibson
                                                   -----------------------
                                           Title: President & CEO
                                                  ------------------------

                           HIGHWOODS CONSTRUCTION SERVICES, LLC,
                           a North Carolina limited liability company

                           By:      HIGHWOODS SERVICES, INC.
                                    its sole manager

                                    By:    /s/ Ronald P. Gibson
                                           -------------------------------
                                    Name:  Ronald P. Gibson
                                           -------------------------------
                                   Title: President & CEO
                                          --------------------------------

                           HIGHWOODS DLF, LLC,
                           a Delaware limited liability company

                           By: HIGHWOODS REALTY LIMITED PARTNERSHIP, its sole manager

                                    By:     HIGHWOODS PROPERTIES, INC.
                                            its sole general partner

                                            By:    /s/ Ronald P. Gibson
                                                   -----------------------
                                            Name:  Ronald P. Gibson
                                                   -----------------------
                                           Title: President & CEO
                                                  ------------------------

                           AP-GP SOUTHEAST PORTFOLIO PARTNERS, L.P., a Delaware limited partnership

                           By:      HIGHWOODS REALTY GP CORP.,
                                    its sole general partner

                                    By:    /s/ Ronald P. Gibson
                                           -------------------------------
                                    Name:  Ronald P. Gibson
                                           -------------------------------
                                   Title: President & CEO
                                          --------------------------------

                           AP SOUTHEAST PORTFOLIO PARTNERS, L.P.,
                           a Delaware limited partnership

                            By: AG-GP SOUTHEAST PORTFOLIO PARTNERS, L.P., its sole general partner

                                    By:     HIGHWOODS REALTY GP CORP.,
                                            its sole general partner

                                            By:    /s/ Ronald P. Gibson
                                                   -----------------------
                                            Name:  Ronald P. Gibson
                                                   -----------------------
                                           Title: President & CEO
                                                  ------------------------

                           HIGHWOODS REALTY GP CORP.,
                           a Delaware corporation

                           By:    /s/ Ronald P. Gibson
                                  ----------------------------------------
                           Name:  Ronald P. Gibson
                                  ----------------------------------------
                           Title: President & CEO
                                  ----------------------------------------

                           HIGHWOODS/CYPRESS COMMONS LLC,
                           a Delaware limited liability company

                           By:      HIGHWOODS/FLORIDA HOLDINGS, L.P.,
                                    its sole general partner

                                    By:     HIGHWOODS/FLORIDA GP CORP.,
                                            its sole general partner

                                            By:    /s/ Ronald P. Gibson
                                                   -----------------------
                                            Name:  Ronald P. Gibson
                                                   -----------------------
                                           Title: President & CEO
                                                  ------------------------

LENDERS:
                                    BANK OF AMERICA, N.A.,
                                    Individually in its capacity as a Lender
                                    And in its capacity as Administrative Agent

                                    By:    /s/ Thomas E. Schubert
                                           -------------------------------
                                    Name:  Thomas E. Schubert
                                           -------------------------------
                                    Title: Vice President
                                          --------------------------------

                                    FIRST UNION NATIONAL BANK

                                    By:    /s/ David Hoagland
                                           -------------------------------
                                    Name:  David Hoagland
                                           -------------------------------
                                    Title: Vice President
                                          --------------------------------

                                    WELLS FARGO BANK, NATIONAL
                                    ASSOCIATION

                                    By:    /s/ Mark Imig
                                           -------------------------------
                                    Name:  Mark Imig
                                           -------------------------------
                                    Title: Assistant Vice President
                                          --------------------------------

                                    SOUTHTRUST BANK, N.A.

                                    By:    /s/ Sam Boroughs
                                           -------------------------------
                                    Name:  Sam Boroughs
                                           -------------------------------
                                    Title: Assistant Vice President
                                          --------------------------------

                                    COMMERZBANK AG, NEW YORK AND GRAND CAYMAN
                                    BRANCHES
                                    By:    /s/ Lisa C. Miller                   By:    /s/ E. Marcus Perry
                                           -------------------------------             --------------------------
                                    Name:  Lisa C. Miller                       Name:  E. Marcus Perry
                                           -------------------------------             --------------------------
                                    Title: Assistant Vice President             Title: Assistant Vice President
                                          --------------------------------             --------------------------

                                    WACHOVIA BANK, N.A.

                                    By:    /s/ Steven B. Wood
                                           -------------------------------
                                    Name:  Steven B. Wood
                                           -------------------------------
                                    Title: Sr. Vice President
                                          --------------------------------

                                    CENTURA BANK

                                    By:    /s/ J. Michael Dickinson
                                           -------------------------------
                                    Name:  J. Michael Dickinson
                                           -------------------------------
                                    Title: Corporate Banking Officer
                                          --------------------------------

                                    PNC BANK, NATIONAL ASSOCIATION

                                    By:    /s/ Ashley J. Smith
                                           -------------------------------
                                    Name:  Ashley J. smith
                                           -------------------------------
                                    Title: Assistant Vice President
                                          --------------------------------

                                    FLEET NATIONAL BANK

                                    By:    /s/ J. D. Galbreath
                                           -------------------------------
                                    Name:  J. D. Galbreath
                                           -------------------------------
                                    Title: Group Manager
                                          --------------------------------

                                    AMSOUTH BANK

                                    By:    /s/ Katherine M. Allen
                                           -------------------------------
                                    Name:  Katherine M. Allen
                                           -------------------------------
                                    Title: AVP
                                          --------------------------------

                                    DRESDNER BANK AG, NEW YORK AND
                                    GRAND CAYMAN BRANCHES

                                    By:    /s/ Clifford L. Rooke
                                           -------------------------------
                                    Name:  Clifford L. Rooke
                                           -------------------------------
                                    Title: Vice President
                                          --------------------------------

                                    By:    /s/ David Sarner
                                           -------------------------------
                                    Name:  David Sarner
                                           -------------------------------
                                    Title: Assistant Treasurer
                                          --------------------------------

                                    DG BANK DEUTSCHE GENOSSENSCHAFTSBANK, AG
                                    CAYMAN ISLAND BRANCH

                                    By:    /s/ Linda J. O'Connell
                                           -------------------------------
                                    Name:  Linda J. O'Connell
                                           -------------------------------
                                    Title: Vice President
                                          --------------------------------

                                    By:    /s/ Wolfgang Bollmann
                                           -------------------------------
                                    Name:  Wolfgang Bollmann
                                           -------------------------------
                                    Title: Senior Vice President
                                          --------------------------------

                                    MELLON BANK, N.A.

                                    By:    /s/ Branton H. Henderson
                                           -------------------------------
                                    Name:  Branton H. Henderson
                                           -------------------------------
                                    Title: First Vice President
                                          --------------------------------

                                    FIRSTRUST SAVINGS BANK

                                    By:    /s/ William J. Lloyd, Jr.
                                           -------------------------------
                                    Name:  William J. Lloyd, Jr.
                                           -------------------------------
                                    Title: Vice President
                                          --------------------------------

                                    CREDIT LYONNAIS, NEW YORK BRANCH

                                    By:   ________________________________
                                    Name: ________________________________
                                    Title:________________________________

                                    BAYERISCHE HYPO-UND VEREINSBANK, AG

                                    By:   ________________________________
                                    Name: ________________________________
                                    Title:________________________________

                                    By:   ________________________________
                                    Name: ________________________________
                                    Title:________________________________

                                    ERSTE BANK DER OESTERREICHISCHEN
                                    SPARKASSEN AG

                                    By:    /s/ Paul Judicke
                                           -------------------------------
                                    Name:  Paul Judicke
                                           -------------------------------
                                    Title: Vice President - Erste Bank New
                                           York Branch
                                          --------------------------------

                                    By:    /s/ John S. Runnion
                                           -------------------------------
                                    Name:  John S. Runnion
                                           -------------------------------
                                    Title: First Vice President
                                          --------------------------------